================================================================================

                                  SCHEDULE 14A
                                   (Rule 14A)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                              (Amendment No.    )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule Section 240 14a-11(c) or
     Section 240 14a-12.

                     CINTECH TELE-MANAGEMENT SYSTEMS, INC.
                (Name of Registrant as Specified in its Charter)

                                XXXXXXXXXXXXXXXX
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     ...........................................................................

     (2) Aggregate number of securities to which transaction applies:

     ...........................................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ...........................................................................

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                      CINTECH TELE-MANAGEMENT SYSTEMS, INC.
                               2100 SHERMAN AVENUE
                             CINCINNATI, OHIO 45212

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE is hereby given that the Annual Meeting of shareholders of CINTECH TELE-MANAGEMENT SYSTEMS, INC. will be held at The Westin Hotel Cincinnati, 21 E. Fifth Street, Cincinnati, Ohio 45202 on Tuesday, October 24, 2000 at 10:00 a.m. EDT for the following purposes:

         1.  To elect five directors;

         2. To appoint auditors and to authorize the directors to fix their remuneration;

         3. To adopt a resolution to amend the Articles of Incorporation to change the name of the Corporation from Cintech Tele-Management Systems, Inc. to Cintech Solutions, Inc.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

An annual report, which includes the financial statements of the Corporation, and Management Information Circular/Proxy Statement, which contains details of matters to be considered at the Meeting, accompany this notice.

         SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED FORM OF PROXY AND TO RETURN IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

         Proxies to be used at the meeting must be received by the Secretary, Cintech Tele-Management Systems, Inc., 2100 Sherman Avenue, Cincinnati, Ohio 45212, or the Corporation's transfer agent, Montreal Trust c/o Computershare, 100 University Ave., 8th Floor, Toronto, Ontario, M5J 2Y1, prior to the close of business (5:00 p.m.) on Monday, October 23, 2000.

         Dated at Cincinnati, Ohio this 23rd day of September 2000.

                                          BY ORDER OF THE BOARD

                                          /s/ BRYANT A. DOWNEY
                                          -------------------------------------
                                          BRYANT A. DOWNEY
                                          SECRETARY

-------------------------------------------------------------------------------
                                    IMPORTANT

     A PROXY STATEMENT AND PROXY ARE SUBMITTED HEREWITH. AS A SHAREHOLDER, YOU ARE URGED TO COMPLETE AND MAIL THE PROXY PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THIS ANNUAL MEETING IN PERSON. IT IS IMPORTANT THAT YOUR SHARES BE VOTED. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------

                      CINTECH TELE-MANAGEMENT SYSTEMS, INC.
                               2100 SHERMAN AVENUE
                             CINCINNATI, OHIO 45212

                                 PROXY STATEMENT

                               September 23, 2000

                      SOLICITATION OF PROXIES BY MANAGEMENT

     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT AND BOARD OF DIRECTORS OF CINTECH TELE-MANAGEMENT SYSTEMS, INC. OF PROXIES TO BE USED at the Annual Meeting of Shareholders of Cintech Tele-Management Systems to be held on Tuesday, October 24, 2000, at The Westin Hotel Cincinnati, 21 East Fifth Street, Cincinnati, Ohio and at any adjournment thereof for the purposes set forth in the accompanying Notice of Annual Meeting. The cost of this solicitation will be borne by Cintech Tele-Management Systems. This Proxy Statement is being mailed to shareholders on or about September 23, 2000.

             APPOINTMENT OF PROXY HOLDERS AND REVOCATION OF PROXIES

     The persons whose names are printed on the accompanying Proxy are officers of Cintech Tele-Management Systems. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION, OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY, TO ATTEND AND ACT ON BEHALF OF THE SHAREHOLDER AT THE MEETING. To exercise this right, a shareholder may either insert such other person's name in the blank space provided in the accompanying Proxy or complete another appropriate form of proxy.

     To be valid, a proxy must be dated and signed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney. The proxy, to be acted upon, must be deposited with Cintech Tele-Management Systems, c/o its agent, Montreal Trust c/o Computershare, 100 University Ave., 8th Floor, Toronto, Ontario, M5J 2Y1, by the close of business on the last business day prior to the date on which the meeting or any adjournment thereof is held, or with the chairman of the meeting on the day of the meeting or any adjournment thereof.

     A shareholder who has given a proxy may revoke it by depositing a later dated proxy executed by the shareholder at the registered office of the corporation at any time up to and including the last business day prior to the day the meeting or any adjournment thereof is to be held, or by giving notice of revocation to the Chairman or Secretary of the corporation in writing or in open meeting at any time before the earlier proxy is exercised on any particular matter or in any other manner permitted by law including attending the meeting in person.

                                VOTING BY PROXIES

     On any ballot that may be called for regarding the adoption of a resolution to amend the Articles of Incorporation to change the name of Cintech Tele-Management Systems, the election of directors and the appointment of auditors, the common shares represented by proxy will be voted or withheld from voting in accordance with the instructions of the shareholder indicated thereon. In the absence of such instructions with regard to the proposals, the shares will be voted FOR the resolution to amend the Articles of Incorporation, FOR the election of the persons nominated for election as directors and FOR the appointment of auditors as referred to in this Proxy Statement.

     THE ENCLOSED PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, AND WITH RESPECT TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING TO THE EXTENT SUCH IS PERMITTED UNDER RULE 14A-4(C) OF THE SECURITIES EXCHANGE ACT OF 1934. AS OF THE DATE OF THIS PROXY STATEMENT,

MANAGEMENT IS NOT AWARE OF ANY SUCH AMENDMENT, VARIATION OR OTHER MATTER PROPOSED OR LIKELY TO COME BEFORE THE MEETING, OTHER THAN THAT SPECIFIED IN THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS. HOWEVER, IF ANY SUCH AMENDMENT, VARIATION OR OTHER MATTER PROPERLY COMES BEFORE THE MEETING, IT IS THE INTENTION OF THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY TO VOTE ON SUCH OTHER BUSINESS IN ACCORDANCE WITH THEIR JUDGMENT.

                     VOTING SHARES AND SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The number of shares entitled to be voted at the Annual Meeting of Shareholders as of September 11, 2000 is 12,325,328. Each shareholder is entitled to one vote for each share shown as registered in the shareholder's name on the list of shareholders prepared as of September 11, 2000. However, in the event of any transfer of shares by any such shareholder after such date, the transferee is entitled to vote those shares if he produces properly endorsed share certificates or otherwise establishes that he owns the shares, and requests the transfer agent, Montreal Trust c/o Computershare, 100 University Ave., 8th Floor, Toronto, Ontario, M5J 2Y1, to include the transferee's name in the shareholders' list not later than ten days before the meeting.

CERTAIN BENEFICIAL OWNERS

     Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. To the knowledge of the directors and officers of Cintech Tele-Management Systems, the persons who beneficially own or exercise control or direction over shares carrying more than 5% of the voting rights attached in all the shares of Cintech Tele-Management Systems entitled to be voted at the Annual Meeting of Shareholders as of September 11, 2000 are as follows:


      TITLE OF             NAME AND ADDRESS OF           AMOUNT AND NATURE         PERCENTAGE OF OUTSTANDING
       CLASS                BENEFICIAL OWNER                 OWNERSHIP                   COMMON SHARES
--------------------- ------------------------------ --------------------------- -------------------------------
Common Stock          Diane M. Kamionka                3,431,529 shares owned                27.84%
                      2100 Sherman Avenue                   beneficially
                      Cincinnati, Ohio 45212

Common Stock          Bryant A. Downey                 1,717,652 shares owned                13.94%
                      2100 Sherman Avenue                   beneficially
                      Cincinnati, Ohio 45212

Common Stock          Frank W. Terrizzi                1,441,104 shares owned                11.69%
                      625 Eden Park Dr.                     beneficially
                      Cincinnati, Ohio 45202

Common Stock          S. William Miller                1,197,368 shares owned                 9.71%
                      625 Eden Park Dr.                     beneficially
                      Cincinnati, Ohio 45202

Common Stock          Clinton Springs Partnership      1,138,157 shares owned                 9.23%
                      36 East Fourth Street                 beneficially
                      Suite 905
                      Cincinnati, Ohio 45202

MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's Common Stock by its directors, the named executive officers, and all directors and executive officers as a group, as of September 11, 2000:


                                        NAME AND               AMOUNT AND NATURE OF
                                      POSITION OF                  BENEFICIAL
      TITLE OF CLASS                BENEFICIAL OWNER               OWNERSHIP(1)            PERCENT OF CLASS
---------------------------- ------------------------------- ------------------------- -------------------------
       Common Stock                Diane M. Kamionka          3,431,529 shares owned            27.84%
                              President and Chief Executive        beneficially
                                        Officer

       Common Stock                 Bryant A. Downey          1,717,652 shares owned            13.94%
                             Chief Technology Officer and          beneficially
                                       Secretary

       Common Stock                Frank W. Terrizzi          1,441,104 shares owned            11.69%
                                        Director

       Common Stock                  John G. Slater                 197,000(2)                   1.60%
                                        Director

       Common Stock               Carter F. Randolph                 27,000(3)                   0.22%
                                       Director

       Common Stock                David J. Thibodeau                  Nil                        Nil
                               Vice President - Customer
                                    Support Services

       Common Stock                 Charles W. Bowen                  4,000                      0.03%
                                Senior Vice President -
                                 Distribution Services

       Common Stock                Michael E. Freese                   Nil                        Nil
                                   Director - Finance
                                    & Administration

     All Directors and                                        6,818,285 shares owned            55.32%
  Executive Officers as a                                          beneficially
     Group (8 persons)


(1) The persons and entities named in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in other footnotes to this table, if any.

(2) Includes grants of options for 30,000 shares that were awarded and subject to the provisions of the Amended and Revised Stock Option Plan.

(3) Includes grants of options for 17,000 shares that were awarded and subject to the provisions of the Amended and Revised Stock Option Plan.

     The following table sets forth certain information as to each person who currently serves as a director or executive officer of Cintech Tele-Management
Systems:


                                                                     POSITION HELD WITH
NAME                      AGE       PRINCIPAL OCCUPATION FOR PAST    CINTECH TELE-MANAGEMENT    SERVED AS DIRECTOR
                                    FIVE YEARS                       SYSTEMS                    OR OFFICER SINCE;
------------------------- --------- -------------------------------- -------------------------- ----------------------
Diane M. Kamionka         53        President and Chief Executive    President, Chief           1987
                                    Officer of Cintech               Executive Officer,
                                    Tele-Management Systems          Chairperson of the Board
                                                                     of Directors

Bryant A. Downey          37        Chief Technology Officer of      Secretary, Treasurer,      1987
                                    Cintech Tele-Management          Director
                                    Systems

Frank W. Terrizzi         57        Investment Advisor,              Director                   1990
                                    Renaissance Investment
                                    Management

John G. Slater            65        Retired Executive                Director                   1989

Carter F. Randolph        44        Chairman and Chief Executive     Director                   1996
                                    Officer, Randolph Company

David J. Thibodeau        51        Vice President of Customer       Vice President of          1996
                                    Support Services for Cintech     Customer Support Services
                                    Tele-Management Systems

Charles W. Bowen          55        Senior Vice President of Sales   Senior Vice President of   1998
                                    & Marketing for Cintech          Distribution Services
                                    Tele-Management Systems

Michael E. Freese         44        Director of Finance &            Director of Finance &      2000
                                    Administrative Services for      Administrative Services
                                    Cintech Tele-Management
                                    Systems


      Each of the officers has been engaged in their principal occupation indicated above for the previous five years, except for Mr. Thibodeau who prior to becoming an Executive Officer of the Company during 1996 was Director of Business Development for the Company, and Mr. Bowen who prior to becoming an Executive Officer during 1998 was Director, Business Development for Sprint from 1991 thru 1994 and Vice President & General Manager for Sprint Healthcare Systems, Inc. from 1995 thru 1998, and Mr. Freese who prior to becoming an Executive Officer during 2000 was Controller for the Company from 1996 thru 1998 and Controller / Cost Accounting Manager for The Buschman Company from 1992 thru 1995.

     None of the directors is a director or officer of any other public company. There are no transactions between Cintech Tele-Management Systems and any director or officer of the company, or any immediate family members of a director or executive officer, in excess of $60,000.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

     The number of directors of Cintech Tele-Management Systems to be elected at the Annual Meeting of Shareholders is Five. Diane M. Kamionka, Bryant A. Downey and Frank W. Terrizzi are all current directors who have been nominated for re-election. The Board of Directors has also nominated Christopher D. Brennan and Carol E. Snell to be elected as members of the Board of Directors. John G. Slater and Carter F. Randolph have each declined to stand for re-election. NOMINEES RECEIVING THE FIVE HIGHEST TOTALS OF VOTES CAST IN THE ELECTION WILL BE ELECTED AS DIRECTORS.

     The following table lists certain information concerning the persons who have been nominated for election as directors. The respective nominees have furnished the information as to the number of shares beneficially owned.

                                                                                            COMMON SHARES
                                          POSITION WITH CORPORATION OR                      BENEFICIALLY
                                       SIGNIFICANT AFFILIATES AND PRINCIPAL   DIRECTOR        OWNED OR
       NAME                    AGE           OCCUPATION OR BUSINESS            SINCE         CONTROLLED
---------------------------- --------- ------------------------------------- ------------ ------------------
Diane M. Kamionka               53     President and Chief Executive            1987          3,431,529
                                       Officer of Cintech Tele-Management
                                       Systems

Bryant A. Downey                37     Chief Technology Officer of Cintech      1987          1,717,652
                                       Tele-Management Systems

Frank W. Terrizzi               57     Investment Advisor, Renaissance          1990          1,441,104
                                       Investment Management (Investment
                                       management company)

Christopher D. Brennan          43     President of Mobileum, Inc               New
                                       (Solutions for wireless e-commerce).

Carol E. Snell                  51     Chairman of Ivus                         New            9,000(1)
                                       (Provider of out-sourced web based
                                       customer care)

(1) Includes grants of options for 9,000 shares that were awarded and subject to the provisions of the Amended and Revised Stock Option Plan.

     Except as set forth below, each of the foregoing nominees for directors of the corporation has been engaged for the past five years in his or her current occupation or in other capacities with the same entity. Mr. Brennan, prior to his current position with Mobileum, Inc., was Chief Financial Officer and Senior Vice President, Finance & Administration for Genesys Telecommunications Laboratories, Inc. from April 1999 thru April 2000. Prior to Genesys Telecommunications Laboratories, Inc., Mr. Brennan held the position of Chief Financial Officer and Corporate Secretary for Diamond Lane Communications from September 1997 thru April 1999. From April 1994 thru July 1997, Mr. Brennan was with UB Networks, a wholly owned subsidiary of Newbridge Networks, most recently as President and Chief Operating Officer. Ms. Snell prior to her current position with Ivus, has held various Board positions with several companies from 1998 thru 2000. These companies have included Vavaldi Networks, RightPoint, Inc., Chordiant Software and Open-Minded Solutions. From 1997 thru 1998, Ms. Snell served as Chief Executive Officer of WebFlow Corporation and from 1994 thru 1996 was Senior Vice President and General Manager of Global Business Solutions for Octel.

     Management does not anticipate that any of the nominees for election as directors will be unable to serve as a director but, if that should occur for any reason prior to the meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion. Each director elected will hold office until the next annual shareholders meeting and until his successor is elected or appointed, unless his office is earlier vacated.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Cintech Tele-Management System's officers and directors and persons who own more than 10% of any class of equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish the company copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to Cintech Tele-Management Systems during fiscal 2000 and Forms 5 and amendments thereto furnished with respect to fiscal 2000, all directors, officers and greater than 10% shareholders filed the reports required by Section 16(a) on a timely basis.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     In the fiscal year ended June 30, 2000, the Board of Directors met on four
(4) occasions. Each incumbent director during the last fiscal year attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served).

     Cintech Tele-Management Systems has an Audit Committee of the Board of Directors. The Audit Committee, which held one (1) meeting during fiscal 2000, recommends to the entire Board of Directors the independent auditors to be employed by Cintech Tele-Management Systems, consults with the independent auditors with respect to their audit plans, reviews the independent auditors' audit report and any management letters issued by the auditors, and consults with the independent auditors with regard to financial reporting and the adequacy of internal controls. The members of the Audit Committee during fiscal 2000 were Diane M. Kamionka, Carter F. Randolph, John G. Slater and Frank W. Terrizzi.

     Cintech Tele-Management Systems has a Compensation Committee of the Board of Directors, which held one (1) meeting during fiscal 2000. The Compensation Committee determines the compensation arrangements for the President and Chief Technology Officer of Cintech Tele-Management Systems and reviews proposed changes in management organization. The present members of the Compensation Committee are John G. Slater, Frank W. Terrizzi and Carter F. Randolph.

     Cintech Tele-Management Systems also has a Stock Option Committee, which administers its stock option plan, the present members of which are the current members of the board of directors. None of the members of the Stock Option Committee have received or shall receive any options under the Company's current stock option plan with the exception of Mr. Slater (Former Non-Executive Employee and Director), who was awarded grants of options for 30,000 shares and Mr. Randolph who was awarded grants of options for 17,000 shares. Both awards were subject to the provisions of the 1993 Stock Option Plan, as amended. This Committee met once during fiscal 2000.

                     COMPENSATION OF DIRECTORS AND OFFICERS

     The following table sets forth the compensation earned by and paid to the Chief Executive Officer and the other most highly compensated executives who were serving as executive officers at the end of the most recently completed fiscal year, who received total salary, bonus, and other compensation which exceeded $100,000. There are no other named executive officers who would have received total salary, bonus, and other compensation which exceeded U.S. $100,000. In addition, there were no individuals for whom disclosure would have been provided under the previous sentence but for the fact that the individual was not serving as an officer of Cintech Tele-Management Systems at the end of the most recently completed financial year end.

                           SUMMARY COMPENSATION TABLE


                              ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                           -----------------------------         -------------------------------
   NAME AND      FISCAL    SALARY     BONUS      OTHER ANNUAL      SECURITIES       RESTRICTED        LTIP           ALL
  PRINCIPAL       YEAR       ($)      ($)(1)     COMPENSATION         UNDER         SHARES OR       PAYOUTS         OTHER
   POSITION                                        ($) (2)          OPTIONS/        RESTRICTED        ($)       COMPENSATION ($)
                                                                      SAR'S            SHARE
                                                                   GRANTED (#)       UNITS ($)
--------------- --------- ---------- --------- ----------------- --------------- ----------------- ----------- ------------------
Diane M.          2000    $201,158   $142,540       $8,385            Nil              Nil            Nil             Nil
Kamionka          1999    $176,215   $317,016        Nil              Nil              Nil            Nil             Nil
President &       1998    $144,553   $47,500         Nil              Nil              Nil            Nil             Nil
Chief
Executive
Officer

Bryant A.         2000    $171,122   $15,000         Nil              Nil              Nil            Nil             Nil
Downey,           1999    $141,284   $25,000         Nil              Nil              Nil            Nil             Nil
Chief             1998    $116,636   $12,000         Nil              Nil              Nil            Nil             Nil
Technology
Officer

David J.          2000    $110,343   $ 25,295        Nil              Nil              Nil            Nil             Nil
Thibodeau,        1999    $101,399   $ 43,115        Nil              Nil              Nil            Nil             Nil
Vice              1998    $ 90,012   $ 35,907        Nil              Nil              Nil            Nil             Nil
President -
Customer
Support
Services

Charles W.        2000    $149,962   $29,884         Nil              Nil              Nil            Nil             Nil
Bowen,            1999    $ 72,501   $26,108         Nil              Nil              Nil            Nil             Nil
Senior Vice
President -
Distribution
Services

Michael E.        2000    $ 96,317   $15,000         Nil              Nil              Nil            Nil             Nil
Freese,           1999    $ 86,371   $12,000         Nil              Nil              Nil            Nil             Nil
Director of       1998    $ 66,004     Nil           Nil              Nil              Nil            Nil             Nil
Finance &
Administration

(1) Amounts are on an earned basis and may not have actually been paid as of fiscal year end. Messrs. Thibodeau and Bowen include both earned commission and bonus income.
(2) The amount in this column represents personal usage of company-provided automobile.

STOCK OPTIONS

     The following table sets forth information regarding stock options granted to the Named Executive Officers in fiscal 2000:


                        OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS
                         ----------------------------------------------------------------
                           NUMBER OF
                           SECURITIES     % OF TOTAL
                           UNDERLYING   OPTIONS GRANTED   EXERCISE OF
                            OPTIONS     TO EMPLOYEES IN   BASE PRICE
         NAME             GRANTED #(1)  FISCAL YEAR (2)     ($/SH.)      EXPIRATION DATE
------------------------ ------------- ----------------- -------------- -----------------
Diane M. Kamionka                  --           --                 --                 --

Bryant A. Downey                   --           --                 --                 --

David J. Thibodeau             20,000         8.26%         $1.50/Sh.      July 19, 2009

Charles W. Bowen                   --           --                 --                 --

Michael E. Freese              20,000         8.26%         $1.50/Sh.      July 19, 2009


(1) In fiscal 2000 the Company granted a total of 242,190 stock options to employees, 20,000 on March 16, 2000, 5,000 on October 26, 1999, and 208,875
     on July 19, 1999.
(2) Percentages based upon the total stock options granted (242,190) in fiscal 2000.

     The following table sets forth information regarding stock options exercised by the Named Executive Officers during the last fiscal year and the value of unexercised in-the-money options held by such named Executive Officers as of September 11, 2000:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED IN-THE-
                                SHARES                          OPTIONS AT FY-END (#)         MONEY OPTIONS AT FY-END ($)
                             ACQUIRED ON        VALUE           ---------------------         ---------------------------
           NAME              EXERCISE (#)    REALIZED ($)     EXERCISABLE  UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
           ----              ------------    ------------     -----------  -------------     -----------      -------------
Diane M. Kamionka                     --              --            --              --              --                --
Bryant A. Downey                      --              --            --              --              --                --
David J. Thibodeau                    --              --        35,000          40,000         $56,100           $52,150
Charles W. Bowen                      --              --        30,000          90,000         $25,800           $77,400
Michael E. Freese                     --              --        27,000          42,500         $44,505           $55,750


COMPENSATION OF DIRECTORS

     Each director that became a director for the first time on or after October 8, 1996, who is not also an employee of the Company, is entitled to receive compensation in the form of an annual stipend of $5,000 (to be paid on a quarterly basis), and fees of $1,000 per Board meeting attended in person, $500 if the meeting is held by telephone conference call (or if a meeting held in person is attended by conference call), $500 to each board committee member for each committee meeting when held concurrently with a meeting of the Board, whether attended in person or by conference call, and $500 to each board committee member for each committee meeting attended on a day other than a day on which a meeting of the full Board is held.

     During the year ended June 30, 2000, Carter Randolph was the only director of Cintech Tele-Management Systems entitled to receive any compensation. He received $9,500 for fiscal 2000 for his services as director of Cintech Tele-Management Systems. No other compensation was paid to any director during fiscal 2000.

     Beginning in fiscal 2001, the Company will compensate newly elected non-employee directors (elected for the first time) with 45,000 stock options granted in accordance with the provisions of the Amended and Revised Stock Option Plan.

     The Company also reimburses any such non-employee directors for travel expenses incurred in attending meetings of the Board and its committees.

EMPLOYMENT AGREEMENTS

     The Company is not a party to any employment contracts.

                      PROPOSAL 2 -- APPOINTMENT OF AUDITORS

     The accounting firm of Deloitte & Touche LLP is presently serving as Cintech Tele-Management Systems's independent accounting firm. Deloitte & Touche also served as Cintech Tele-Management Systems's independent auditors with respect to Cintech Tele-Management Systems's financial statements for the fiscal year ended June 30, 2000.

     At the Annual Meeting of Shareholders, the Board of Directors proposes to appoint Deloitte & Touche as auditors of Cintech Tele-Management Systems to hold office until the next annual meeting of shareholders at remuneration to be fixed by the Board of Directors. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting to respond to any questions that may arise.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT AUDITORS. The affirmative vote of the holders of a majority of the outstanding shares of Cintech Tele-Management Systems common stock is necessary for the appointment of Deloitte & Touche as the company's independent auditors.

               PROPOSAL 3 - AMENDMENT OF ARTICLES OF INCORPORATION

         In consideration of the range of products and services of the company and to update the company's name, the Board of Directors proposes to change the name of the company from "Cintech Tele-Management Systems, Inc." to "Cintech Solutions, Inc." by amending the Articles of Incorporation of the company. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION TO AMEND THE ARTICLES OF INCORPORATION. The affirmative vote of the holders of two-thirds of the outstanding shares of Cintech Tele-Management Systems common stock is necessary for the adoption of the proposed amendment of the Articles of Incorporation.

                           2001 SHAREHOLDER PROPOSALS

     In order for any shareholder proposals for the 2001 Annual Meeting of Shareholders to be eligible for inclusion at the meeting, they must be received by the Secretary of Cintech Tele-Management Systems at 2100 Sherman Avenue, Cincinnati, Ohio 45212, prior to May 24, 2001.

                                  OTHER MATTERS

     The Board of Directors does not know of any other business to be presented at the Annual Meeting of Shareholders and does not intend to bring other matters before the meeting. However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of Cintech Tele-Management Systems. The contents and the sending of this Proxy Statement have been approved by the Board of Directors.

DATED: September 23, 2000


/s/ Bryant A. Downey
--------------------------
Bryant A. Downey
Secretary

                      CINTECH TELE-MANAGEMENT SYSTEMS, INC.
                               2100 SHERMAN AVENUE
                             CINCINNATI, OHIO 45212

                                      PROXY

The undersigned shareholder of Cintech Tele-Management Systems, Inc. (the "Corporation") hereby appoints DIANE M. KAMIONKA or, failing her, BRYANT A. DOWNEY, or _____________________________ (complete blank only to appoint someone other than Ms. Kamionka or Mr. Downey) as proxy, to attend, act and vote for the undersigned at the annual meeting of shareholders of the Corporation, to be held on Tuesday, October 24, 2000 and at any adjournment thereof in the following manner:

Please mark X in the appropriate box. The Board of Directors recommends a FOR vote on each proposal.

1.       To elect Directors:
                           [ ]      FOR all nominees listed below                   [ ]  WITHHOLD AUTHORITY
                                (except as marked to the contrary below)

             DIANE M. KAMIONKA, BRYANT A. DOWNEY, FRANK W. TERRIZZI,
             CHRISTOPHER D. BRENNAN, CAROL E. SNELL


             (INSTRUCTION:  To withhold authority to vote for any individual nominee,  write the nominee's name on the space provided below)



2.       To appoint Deloitte &Touche as auditors and to authorize the directors to fix their remuneration:

                           [ ]   FOR               [ ]   ABSTAIN                    [ ]   AGAINST


3.       To adopt the following resolution to amend the Articles of Incorporation:

              RESOLVED, that Article First of the Articles of Incorporation of Cintech Tele-Management Systems, Inc. be, and it hereby is, amended in its entirety to read as follows:

                           FIRST:  The name of this Corporation shall be Cintech Solutions, Inc.

                           [ ]   FOR                [ ]   ABSTAIN                   [ ]   AGAINST

4.       In its discretion, the proxy is authorized to vote upon variations or amendments to the matters identified above and such other business as may properly come before the meeting or any adjournment thereof to the extent such is permitted under Rule 14a-4(c) of the Securities
         Exchange Act of 1934.

The undersigned hereby revokes any proxies dated prior to the date hereof.

DATED ________________ ____, 2000


-------------------------------------     ------------------------------------
(Signature of Shareholder)                (Signature of Joint Shareholder)

-------------------------------------     ------------------------------------
(Print Name)                              (Print Name)


             Please sign this Proxy as your name appears on your stock certificate(s). ALL JOINT OWNERS MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. If shares are registered in the name of an executor, administrator, trustee or similar holder, such holder must set out his/her full title and sign the proxy exactly as registered. If shares are registered in the name of a deceased or other shareholder, the shareholder's name must be printed in the space provided, the proxy must be signed by the legal representative with his/her name printed below his/her signature and evidence of authority to sign on behalf of the shareholder must be attached to the proxy.

             If the form proxy is not dated in the blank space above, the proxy is deemed to bear the date on which it is mailed by the person making the solicitation. This proxy ceases to be valid one year from its date.

             You may appoint any person, who need not be a shareholder, as nominee, other than those persons specifically named above, to attend and act on the shareholder's behalf at the meeting by inserting the name of such person in the blank space provided above or by completing another appropriate form of proxy.

             Your shares will be voted in accordance with your instructions given above. If no instructions are given for a particular item, your shares will be voted for that item.

             A shareholder who has given a proxy may revoke it by depositing a later dated proxy executed by the shareholder at the registered office of the Corporation at any time up to and including the last business day prior to the day the meeting or any adjournment thereof is to be held, or by giving notice of revocation to the Chairman or Secretary of the Corporation in writing or in open meeting at any time before the eariler proxy is exercised on any particular matter or in any other manner permitted by law including attending the meeting in person.